   As filed with the Securities and Exchange Commission on February 13, 2002


                                               Registration Nos. 333-82124


                                                                   333-82124-01


                                                                   333-82124-04


                                                                   333-82124-03


                                                                   333-82124-02

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               -----------------

                                AMENDMENT No. 1


                                      TO

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               -----------------
                      MEDIACOM COMMUNICATIONS CORPORATION
                                 MEDIACOM LLC
                         MEDIACOM CAPITAL CORPORATION
                            MEDIACOM BROADBAND LLC
                        MEDIACOM BROADBAND CORPORATION
          (Exact names of registrants as specified in their charters)
                               -----------------

                      Delaware                 06-1566067
                      New York                 06-1433421
                      New York                 06-1513997
                      Delaware                 06-1615412
                      Delaware                 06-1630167
                   (State or other          (I.R.S. Employer
                   jurisdiction of        Identification Nos.)
                  incorporation or
                    organization)
                             100 Crystal Run Road
                          Middletown, New York 10941
                                (845) 695-2600
  (Address and telephone number of registrants' principal executive offices)
                               -----------------
                               Rocco B. Commisso
                     Chairman and Chief Executive Officer
                      Mediacom Communications Corporation
                             100 Crystal Run Road
                          Middletown, New York 10941
                                (845) 695-2600
           (Name, address and telephone number of agent for service)
                               -----------------
                 Copies of all communications and notices to:
                              Robert L. Winikoff
                                Ira I. Roxland
                         Sonnenschein Nath & Rosenthal
                    1221 Avenue of the Americas, 24th Floor
                            New York, NY 10020-1089
                              Tel: (212) 768-6700
                              Fax: (212) 768-6800
                               -----------------
   Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
   If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                               -----------------

================================================================================

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution

   The following table sets forth various expenses which will be incurred in connection with this offering as it relates to this registration statement:

                     Filing Fee.................. $ 44,895
                     Legal Fees and Expenses.....   50,000
                     Accounting Fees and Expenses   12,000
                     Printing Expenses...........   50,000
                     Miscellaneous Expenses......   43,104
                                                  --------
                        Total.................... $200,000
                                                  ========

Item 15.  Indemnification of Directors and Officers

Mediacom Communications Corporation:

   Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed actions, suits or proceedings in which such person is made a party by reason of such person being or having been a director, officer, employee of or agent to the corporation. The statute provides that it is not exclusive of other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

   The by-laws of Mediacom Communications Corporation provides for indemnification by Mediacom Communications of any director or officer (as such term is defined in the by-laws) of Mediacom Communications who is or was a director of any of its subsidiaries, or, at the request of Mediacom Communications, is or was serving as a director or officer of, or in any other capacity for, any other enterprise, to the fullest extent permitted by law. The by-laws also provide that Mediacom Communications shall advance expenses to a director or officer and, if reimbursement of such expenses is demanded in advance of the final disposition of the matter with respect to which such demand is being made, upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that the director or officer is not entitled to be indemnified by Mediacom Communications. To the extent authorized from time to time by the board of directors of Mediacom Communications, Mediacom Communications may provide to any one or more employees of Mediacom Communications, one or more officers, employees and other agents of any subsidiary or one or more directors, officers, employees and other agents of any other enterprise, rights of indemnification and to receive payment or reimbursement of expenses, including attorneys' fees, that are similar to the rights conferred in the by-laws of Mediacom Communications on directors and officers of Mediacom Communications or any subsidiary or other enterprise. The by-laws do not limit the power of Mediacom Communications or its board of directors to provide other indemnification and expense reimbursement rights to directors, officers, employees, agents and other persons otherwise than pursuant to the by-laws. Mediacom Communications intends to enter into agreements with certain directors, officers and employees who are asked to serve in specified capacities at subsidiaries and other entities.

   Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) for payments of unlawful dividends or unlawful stock repurchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. The certificate of incorporation of Mediacom Communications provides for such limitation of liability.

Mediacom LLC:

   Section 420 of the New York Limited Liability Company Law (the "New York Act") empowers a limited liability company to indemnify and hold harmless, and advance expenses to, any member, manager or other person, or any testator or intestate of such member, manager or other person, from and against any and all claims and demands whatsoever; provided, however, that no indemnification maybe made to or on behalf of any member, manager or other person if a judgment or other final adjudication adverse to such member, manager or other person establishes (a) that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated or (b) that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

   Section 8.2 of Mediacom LLC's Fifth Amended and Restated Operating Agreement (the "Operating Agreement") provides as follows:

   The company shall, to the fullest extent permitted by the New York Act, indemnify and hold harmless each Indemnified Person (as defined) against all claims, liabilities and expenses of whatever nature relating to activities undertaken in connection with the company, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel, accountants' an experts' and other fees, costs and expenses reasonably incurred in connection with the investigation, defense or disposition (including by settlement) of any action, suit or other proceeding, whether civil or criminal, before any court or administrative body in which such Indemnified Person may be or may have been involved, as a party or otherwise, or with which such Indemnified Person may be or may have been threatened, while acting as such Indemnified Person, provided that no indemnity shall be payable hereunder against any liability incurred by such Indemnified Person by reason of such Indemnified Person's gross negligence, fraud or willful violation of the law or the Operating Agreement or with respect to any matter as to which such Indemnified Person shall have been adjudicated not to have acted in good faith.

Mediacom Capital Corporation:

   Article 7, Section 722 of the New York Business Corporation Law (the "Business Corporation Law") empowers a corporation to indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

   Section 722 also empowers a corporation to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

   Section 7 of Mediacom Capital's Certificate of Incorporation provides as follows:

   The corporation shall, to the fullest extent permitted by Article 7 of the Business Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Article from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Article, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which any person may be entitled under any bylaw, resolution of shareholders, resolution of directors, agreement, or otherwise, as permitted by said Article, as to action in any capacity in which he served at the request of the corporation.

   Article VII of Mediacom Capital's by-laws provides as follows:

   The corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the New York Business Corporation Law, as the same now exists or may hereafter be amended.

Mediacom Broadband LLC:

   Article VIII of Mediacom Broadband LLC's Amended and Restated Operating Agreement (the "Operating Agreement") provides as follows:

   No Indemnified Person (as defined) shall be liable, directly or indirectly, to the company or to any other member for any act or omission in relation to the company or the Operating Agreement taken or omitted by such Indemnified Person in good faith, provided that such act or omission does not constitute gross negligence, fraud or willful violation of the law or the Operating Agreement. The company shall, to the fullest extent permitted by the Delaware Act, indemnify and hold harmless each Indemnified Person against all claims, liabilities and expenses of whatsoever nature relating to activities undertaken in connection with the company, including but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel, accountants' and experts' and other fees, costs and expenses reasonably incurred in connection with the investigation, defense or disposition (including by settlement) of any action, suit or other proceeding, whether civil or criminal, before any court or administrative body in which such Indemnified Person may be or may have been involved, as a party or otherwise, or with which such Indemnified Person may be or may have been threatened, while acting as such Indemnified Person, provided that no indemnity shall be payable hereunder against any liability incurred by such Indemnified Person by reason of such Indemnified Person's gross negligence, fraud or willful violation of law or the Operating Agreement or with respect to any matter as to which such Indemnified Person shall have been adjudicated not to have acted in good faith.

   Section 18-108 of the Delaware Limited Liability Company Act empowers a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement.

Mediacom Broadband Corporation:

   Article VI of Mediacom Broadband Corporation's Certificate of Incorporation provides as follows:

   To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

   Article VII of Mediacom Broadband Corporation's by-laws provides as follows:

   The Corporation shall indemnify any person to the full extent permitted, and in the manner provided, by the Laws of the State of Delaware, as the same now exists or may hereafter be amended.

   The first paragraph under "Item 15. Indemnification of Directors and Officers--Mediacom Communications Corporation" concerning Section 145 of the Delaware General Corporation Law is incorporated herein by reference.

Item 16.  Exhibits and Financial Statement Schedules


Exhibit
Number  Description of Exhibit
------  ----------------------

  4.1   Restated Certificate of Incorporation of Mediacom Communications (1)

  4.2   Amended and Restated Bylaws of Mediacom Communications (2)

  4.3   Form of certificate evidencing shares of Class A common stock of Mediacom Communications (1)

  4.4   Articles of Organization of Mediacom LLC (3)

  4.5   Certificate of Amendment of the Articles of Organization of Mediacom LLC (3)

  4.6   Fifth Amended and Restated Operating Agreement of Mediacom LLC (4)

  4.7   Certificate of Incorporation of Mediacom Capital Corporation (3)

  4.8   Bylaws of Mediacom Capital Corporation (3)

  4.9   Certificate of Formation of Mediacom Broadband LLC (5)

 4.10   Amended and Restated Limited Liability Company Operating Agreement of Mediacom
          Broadband (5)

 4.11   Certificate of Incorporation of Mediacom Broadband Corporation (5)

 4.12   Bylaws of Mediacom Broadband Corporation (5)

 4.13   Form of Senior Note Indenture of Mediacom Communications*

 4.14   Form of Subordinated Note Indenture of Mediacom Communications*

 4.15   Form of Senior Note Indenture of Mediacom LLC and Mediacom Capital Corporation*

 4.16   Form of Subordinated Note Indenture of Mediacom LLC and Mediacom Capital Corporation*

 4.17   Form of Senior Note Indenture of Mediacom Broadband LLC and Mediacom Broadband
          Corporation*

 4.18   Form of Subordinated Note Indenture of Mediacom Broadband LLC and Mediacom Broadband
          Corporation*

  5.1   Opinion of Sonnenschein Nath & Rosenthal

 12.1   Statement re Computation of Ratio*

Exhibit
Number                                       Description of Exhibit
-------                                      ----------------------

 23.1   Consents of Arthur Andersen LLP*

 23.2   Consent of PricewaterhouseCoopers LLP*

 23.3   Consent of Sonnenschein Nath & Rosenthal (contained in their opinion included under Exhibit 5.1)

 24.1   Power of Attorney (comprises a portion of the signature page to this registration statement)*

--------

*   Previously filed with this registration statement.


(1) Filed as on exhibit to the registration statement on Form S-1 (File No. 333-90879) of Mediacom Communications and incorporated herein by reference.
(2) Filed as an exhibit to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2001 of Mediacom Communications and incorporated herein by reference.
(3) Filed as on exhibit to the registration statement on Form S-4 (File No. 333-57285) of Mediacom LLC and Mediacom Capital Corporation and incorporated herein by reference.
(4) Filed as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 1999 of Mediacom LLC and Mediacom Capital Corporation and incorporated herein by reference.
(5) Filed as on exhibit to the registration statement on Form S-4 (File No. 333-72440) of Mediacom Broadband LLC and Mediacom Broadband Corporation and incorporated herein by reference.

Item 17.  Undertakings

   The undersigned registrants hereby undertake:

      (1) To include any material information with respect to the plan of distribution not previously described in the registration statement or any material change to such information in the registration statement.

      (2) That for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by registrants pursuant to Rule 424(b)(1) or
   (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

      (3) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (4) To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under section 305(b)2 of the Trust Indenture Act of 1939.

   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the registrants pursuant to Item 15 of Part II of the registration statement, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


   In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middletown, State of New York, on February 13, 2002.


                                          MEDIACOM COMMUNICATIONS CORPORATION

                                          By:
                                                  /S/  ROCCO B. COMMISSO
                                             -----------------------------------
                                                     Rocco B. Commisso
                                                Chairman and Chief Executive
                                                          Officer



   In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated.


          Signature                       Title                   Date
          ---------                       -----                   ----
   /S/  ROCCO B. COMMISSO     Chairman and Chief Executive  February 13, 2002
-----------------------------   Officer (Principal
      Rocco B. Commisso         Executive Officer)

    /S/  MARK E. STEPHAN      Senior Vice President, Chief  February 13, 2002
_____________________________   Financial Officer,
       Mark E. Stephan          Treasurer and Director
                                (Principal Financial and
                                Accounting Officer)
              *               Director                      February 13, 2002
_____________________________
    William S. Morris III

              *               Director                      February 13, 2002
_____________________________
      Craig S. Mitchell
_____________________________ Director
   Thomas V. Reifenheiser

              *               Director                      February 13, 2002
_____________________________
     Natale S. Ricciardi

              *               Director                      February 13, 2002
_____________________________
     Robert L. Winikoff



* Rocco B. Commisso pursuant to Powers of Attorney (executed by each of the officers and directors listed above and indicated as signing above), by signing his name hereto does hereby sign and execute this amendment to the registration statement on behalf of each of the persons referenced above.



                                          /S/  ROCCO B. COMMISSO

                                  SIGNATURES


   In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middletown, State of New York, on February 13, 2002.


                                          MEDIACOM LLC

                                          By:
                                                  /S/  ROCCO B. COMMISSO
                                             -----------------------------------
                                                     Rocco B. Commisso
                                                Manager, Chairman and Chief
                                                     Executive Officer

   In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated.


          Signature                       Title                   Date
          ---------                       -----                   ----
   /S/  ROCCO B. COMMISSO     Manager, Chairman and Chief   February 13, 2002
_____________________________   Executive Officer
      Rocco B. Commisso         (Principal Executive
                                Officer)
    /S/  MARK E. STEPHAN      Senior Vice President, Chief  February 13, 2002
_____________________________   Financial Officer,
       Mark E. Stephan          Treasurer and Director
                                (Principal Financial and
                                Accounting Officer)

                                  SIGNATURES


   In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middletown, State of New York, on February 13, 2002.


                                          MEDIACOM CAPITAL CORPORATION

                                                   /S/  ROCCO B. COMMISSO
                                          By:________________________________
                                                     Rocco B. Commisso
                                                Chairman and Chief Executive
                                                          Officer

   In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated.


          Signature                       Title                   Date
          ---------                       -----                   ----
   /S/  ROCCO B. COMMISSO     Manager, Chairman and Chief   February 13, 2002
_____________________________   Executive Officer
      Rocco B. Commisso         (Principal Executive
                                Officer)
    /S/  MARK E. STEPHAN      Senior Vice President, Chief  February 13, 2002
_____________________________   Financial Officer,
       Mark E. Stephan          Treasurer and Director
                                (Principal Financial and
                                Accounting Officer)

                                  SIGNATURES


   In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middletown, State of New York, on February 13, 2002.


                                          MEDIACOM BROADBAND LLC

                                                   /S/  ROCCO B. COMMISSO
                                          By:________________________________
                                                     Rocco B. Commisso
                                                Manager, Chairman and Chief
                                                     Executive Officer

   In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated.


          Signature                       Title                   Date
          ---------                       -----                   ----
   /S/  ROCCO B. COMMISSO     Manager, Chairman and Chief   February 13, 2002
_____________________________   Executive Officer
      Rocco B. Commisso         (Principal Executive
                                Officer)
    /S/  MARK E. STEPHAN      Senior Vice President, Chief  February 13, 2002
_____________________________   Financial Officer,
       Mark E. Stephan          Treasurer and Director
                                (Principal Financial and
                                Accounting Officer)

                                  SIGNATURES


   In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Middletown, State of New York, on February 13, 2002.


                                          MEDIACOM BROADBAND CORPORATION

                                                   /S/  ROCCO B. COMMISSO
                                          By:________________________________
                                                     Rocco B. Commisso
                                                Chairman and Chief Executive
                                                          Officer

   In accordance with the requirements of the Securities Act of 1933, this registration statement was signed by the following persons in the capacities and on the dates stated.


          Signature                       Title                   Date
          ---------                       -----                   ----
   /S/  ROCCO B. COMMISSO     Manager, Chairman and Chief   February 13, 2002
_____________________________   Executive Officer
      Rocco B. Commisso         (Principal Executive
                                Officer)
    /S/  MARK E. STEPHAN      Senior Vice President, Chief  February 13, 2002
_____________________________   Financial Officer,
       Mark E. Stephan          Treasurer and Director
                                (Principal Financial and
                                Accounting Officer)